UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 5, 2016
____________________________

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-50385	500 Union Street, Suite 810 Seattle, WA 98101	90-0821083
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(800) 977-5255
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On April 5, 2016, GrowLife, Inc., a Delaware corporation (the “Company”), entered into and closed a Securities Purchase Agreement and related agreements (the “Transaction Documents”) with an accredited investor (the “Purchaser”) whereby the Company agreed to sell, and the Purchaser agreed to purchase an unsecured convertible promissory note in the original principal amount of $2,755,000 (the “Note”) (collectively, the “Transaction”).

In connection with the Transaction, the Company was provided $350,000 in cash as well as a series of twelve Secured Investor Notes for a total Purchase Price of $2,500,000.  The Note carries an Original Issue Discount (“OID”) of $250,000 and the Company agreed to pay $5,000 to cover Purchaser’s legal fees, accounting costs and other transaction expenses.

The Secured Investor Notes are payable as follows: 1) $50,000 upon filing of a Registration Statement on Form S-1 (the “Registration Statement”), 2) $100,000 upon effectiveness of the Registration Statement, and 3) up to $200,000 per month over the 10 months following effectiveness at the sole discretion of the Company, subject to certain conditions.  The Company shall file the Registration Statement within forty-five (45) days of the Closing and will register shares of its common stock for the benefit of Purchaser in exchange for the payments under the Secured Investor Notes.

The Purchaser has the option to convert the Note at 65% of the average of the three (3) lowest volume weighted average prices  in the twenty (20) Trading Days immediately preceding the applicable conversion (the “Conversion Price”). However, in no event will the Conversion Price be less than $0.02 or greater than $0.09.  In addition, beginning on the date that is the earlier of six (6) months or five (5) days after the Registration Statement becomes effective, and on the same day of each month thereafter, the Company will re-pay the Note in monthly installments in cash, or, subject to certain Equity Conditions, in the Company’s common stock at 65% of the average of the three (3) lowest volume weighted average prices  in the twenty (20) Trading Days immediately preceding the applicable conversion (the “Installment Conversion Price”).

The description of the Securities Purchase Agreement, Note, Secured Investor Notes and related documentation are qualified in their entirety by reference to the full text of the Transaction Documents, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated by reference into this Item 1.01.  Certain capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Transaction Documents.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02               Unregistered Sales of Equity Securities.

See the disclosures made in Item 1.01, which are incorporated herein by reference. All securities issued in the Transaction were issued in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The Transaction did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

Item                      9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated April 5, 2016, entered into by and among GrowLife, Inc., and Purchaser.

10.2	Convertible Promissory Note, dated April 5, 2106, entered into by and between GrowLife, Inc. and Purchaser.

10.3	Form of Secured Investor Note, dated April 5, 2016, entered into by and between GrowLife, Inc. and Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: April 11, 2016	By:	/s/ Marco Hegyi
Marco Hegyi,
Chief Executive Officer